UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

Date of Report (Date of earliest event reported)  September 26, 2001
                                                  ------------------

                              CAVALRY BANCORP, INC.
                        --------------------------------
             (exact name of registrant as specified in its charter)


      Tennessee                    0-23605                   62-1721072
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  (State  or  other                (Commission              (I.R.S.  Employer
   jurisdiction                  File  Number)             Identification  No.)
  of  incorporation)


  114  West  College  Street,  Murfreesboro,  Tennessee            37130
  -----------------------------------------------------            -----
      (Address  of  principal  executive  offices)              (Zip  Code)


Registrant's telephone number, including are code  (615) 893-1234
                                                    ---------------

                                 Not Applicable
   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Item  5.  Other  Events

Cavalry Bancorp, Inc. announced on September 26, 2001, that it plans to implement a program to repurchase 710,480 shares or approximately 10% of its 7.1 million outstanding shares.

The press release concerning the announcement of this event is incorporated herein by reference and is included as Exhibit 99(a) to this Form 8-K.

Item  7.  Exhibits

          99.  Exhibits

              (a)  Press  Release  of  the  Company  Dated  September  26,  2001

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              CAVALRY  BANCORP,  INC.


Date:  September  26,  2001                   By:    /s/Ronald  F.  Knight
                                               --------------------------------
                                               Ronald  F.  Knight
                                               President and Chief Operating
                                               Officer


Date:  September  26,  2001                   By:   /s/Hillard  C.  Gardner
                                                 ------------------------------
                                                 Hillard  C.  Gardner
                                                 Senior Vice President and
                                                 Chief  Financial  Officer


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EXHIBIT  99(a)       Press  Release
--------------------------------------------------------------------------------
***FOR  IMMEDIATE  RELEASE***

Contact:

William  S.  Jones
Executive  Vice  President
and  Chief  Administrative  Officer
615-849-2272

CAVALRY  BANCORP,  INC.  ANNOUNCES
STOCK  REPURCHASE  PROGRAM

Murfreesboro,  Tennessee  -  September  26,  2001  -- Cavalry Bancorp, Inc. (the
"Company") (NASDAQ/NMS: CAVB) announced today that it plans to implement a program to repurchase 710,480 shares or approximately 10% of its 7.1 million shares outstanding. At June 30, 2001, Cavalry Bancorp, Inc. had assets of
$399.4  million  and  stockholder's  equity  of  $46.4  million.

Pursuant to the stock repurchase program shares will be purchased by Cavalry Bancorp, Inc. from time to time, depending upon market conditions, in open market transactions until such time as 710,480 shares have been repurchased.

Ed C. Loughry Jr., Chairman and Chief Executive Officer of Cavalry Bancorp Inc., commented "While Cavalry Bancorp Inc. continues to effectively utilized its capital base to support the expansion of its community oriented banking franchise, we believe repurchasing shares is one of the least risky ways a bank can deploy excess capital while improving earnings ratios."

Cavalry Bancorp, Inc., is the holding company for Cavalry Banking, which operates nine full-service offices in Rutherford and Bedford Counties of Tennessee.

Safe  Harbor  Statement  under  the  Private Securities Litigation Reform Act of
1995:

The statements contained in this release which are not historical facts contain forward looking information with respect to plans, projections or future performance of the Company, the occurrence of which involve certain risks and uncertainties detailed in the Company's filings with the Securities and Exchange Commission.


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